UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2008

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

Various executive officers of FiberTower Corporation (the “Company”) will be making a presentation about the Company on April 1, 2008 at the CTIA Wireless Show.  The slide show presentation is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.  Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Slide Show Presentation to be presented by FiberTower Corporation on April 1, 2008 at the CTIA Wireless Show.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: April 1, 2008	By:	/s/ Thomas A. Scott
	Name:	Thomas A. Scott
	Title:	Co-President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Show Presentation to be presented by FiberTower Corporation on April 1, 2008 at the CTIA Wireless Show.